Deferred Income Tax	12 Months Ended
Dec. 31, 2018
Deferred Income Tax
Deferred Income Tax

8. Deferred income tax

In the 2018 financial year, deferred taxes in the amount of EUR 10,486 thousand were capitalized for the first time on loss carryforwards to the extent that these can probably be offset against future taxable earnings. This is based on a planning period of five years. These relate to the deferred tax assets on losses carried forward for Biofrontera Pharma GmbH to be recognized for the first time as of 31 December 2018. The subsidiary has already generated profits in the second half of 2018 thanks to the increased business volume and it can be assumed that Biofrontera Pharma GmbH will continue to generate positive results in the future and thereby utilize its tax loss carryforwards.

Further loss carryforwards within Biofrontera AG amounting to EUR 188 thousand were capitalized to the extent that they are offset by deferred tax liabilities in the same amount.

The following table shows changes in the Group’s existing deferred tax assets deriving, as a matter of principle, from tax loss carryforwards:

	31.12.2018		31.12.2017
in EUR thousands	Loss carried forward	Deferred tax assets	Loss carried forward	Deferred tax assets
Corporation tax including Solidarity Surcharge	131,928	20,884	119,725	18,947
Business tax	118,548	19,703	107,962	17,949
U.S. corporation tax	14,452	3,613	8,026	2,007
Total		44,200		38,903

These loss carryforwards have an unlimited carryforward period under current German law.

In the USA, tax loss carryforwards can be carried forward for 20 years up to 31 December 2017, and from 1 January 2018 they can be deducted indefinitely.

Deferred taxes on losses carried forward are capitalized to the extent that they can probably be offset against future profits or to the same extent are offset by deferred tax liabilities. Due to the lack of predictability regarding the remaining future taxable profits, the existing deferred tax assets deriving from loss carryforwards (EUR 33,526 thousand; previous year EUR 38,903 thousand) and deferred tax assets of EUR 782 thousand (previous year EUR 321 thousand) were not recognized on the balance sheet, in accordance with IAS 12.34.

	31.12.2018		31.12.2017
in EUR thousands	Deferred tax assets	Deferred tax liabilities	Deferred tax assets	Deferred tax liabilities
Loss carryforwards	10,674	-	-	-
Non-current assets	-	(87)	-	-
- Intangible assets	-	-	-	-
- Tangible assets	-	-	-	-
- Financial assets
Current assets
-Receivables and other assets	59	-	-	-
Non-current liabilities
- Provisions	-	(82)	-	-
Current liabilities
-Provisions	-	(152)	-	-
-Liabilities and other	-	(12)	-	-
Total	10,733	(333)	-	-
Netting of deferred tax assets and liabilities	(333)	333	-	-
As recognized on balance sheet	10,400	-	-	-

The following provides a reconciliation between expected and actual reported income tax expense, with the output value being based on the rounded income tax rate of 32.5% currently applicable to the Biofrontera Group:

in EUR thousands	31.12.2018	31.12.2017	31.12.2016
Consolidated earnings before tax	(19,269)	(16,102)	(10,579)
Expected income tax reimbursement at the tax rate of the parent company	6,252	5,226	3,433
Differences arising from different tax rates	(685)	586	215
Adjustment of deferred taxes due to tax rates
- from temporary differences	-	(121)	(145)
- from loss carryforwards	-	(1,014)	(251)

Tax increases due to non-deductible expenses	(100)	(646)	(238)
Changes in unrecognized deferred tax assets
- from active temporary differences	(895)	(194)	(241)
- from loss carryforwards	5,343	(4,161)	(2,529)
Other effects	475	323	(248)
Income taxes as per statement of comprehensive income	10,391	-	-